UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

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Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20002 North 19th Avenue
Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 8.01	OTHER EVENTS
On November 18, 2020, Knight-Swift Transportation Holdings Inc., a Delaware corporation (the "Company"), announced certain changes to executive positions at the Company and its subsidiary, Swift Transportation Co., LLC. A copy of the press release announcing the executive position changes is attached hereto as Exhibit 99.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit	Description
Exhibit 99	Knight-Swift Transportation Holdings Inc. press release dated November 18, 2020, announcing executive position changes
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
The information contained in this Current Report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may be considered forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical or current fact, are statements that could be deemed forward-looking statements, including, without limitation, statements relating to our future performance and growth. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Readers should review and consider the factors that may affect future results and other disclosures in the Risk Factors section of Knight-Swift Transportation Holdings Inc.'s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and various disclosures in our press releases, stockholder reports, and other filings with the Securities and Exchange Commission. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	November 18, 2020	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer